Earnings Per Share	12 Months Ended
Dec. 31, 2024
Earnings Per Share [Abstract]
Earnings Per Share	Earnings Per Share
Diluted earnings per share are the same as basic earnings per share. There are no potentially dilutive shares. The computation of basic earnings per share is presented as follows:

	December 31,
	2022	2023	2024
Net income	$172,554	$77,351	$97,376
Less preferred dividend attributable to preferred shareholders	8,978	8,000	8,000
Net income available to common shareholders	$163,576	$69,351	$89,376
Weighted average number of shares, basic and diluted	120,653,507	113,619,092	107,576,009
Earnings per share in U.S. Dollars, basic and diluted	$1.36	$0.61	$0.83